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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 1999

                         CHASE CREDIT CARD MASTER TRUST
            (formerly known as "Chemical Master Credit Card Trust I")
           Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3,
           Series 1997-4, Series 1997-5, Series 1998-2, Series 1998-3,
             Series 1998-5, Series 1998-6, Series 1999-1 and 1999-2
--------------------------------------------------------------------------------
                             (Issuer of Securities)


                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
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             (Exact name of registrant as specified in its charter)


        United States                  333-74303                 22-2382028
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             802 Delaware Avenue, Wilmington, Delaware        19801
             -----------------------------------------      ----------
              (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (302) 575-5050
                                                    --------------


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Item 5. Other Events:

     Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 21 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1,1996, and The Bank of New York, as trustee.

     On October 15, 1999, Chase USA, on behalf of Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-2, 1997-3, 1997-4, 1997-5, 1998-2, 1998-3, 1998-5, 1998-6, 1999-1
and 1999-2 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).    Exhibits

              Exhibits      Description
              --------      -----------

                20.1 Monthly Reports with respect to the October 15, 1999 distribution


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 29, 1999

                                            The Chase Manhattan Bank,
                                            as Servicer


                                            By: /s/ Patrick Margey
                                            -------------------------
                                            Name:  Patrick Margey
                                            Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Description
-----------       -----------
   20.1           Monthly Reports with respect to the October 15, 1999
                  distribution